                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance California Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance California Municipals Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance California Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance California Municipals
Fund)

Date: November 18, 2003
      -----------------


/S/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/S/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Florida Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Florida Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Florida Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Florida Fund)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
-------------------------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
-------------------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Massachusetts Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Massachusetts Municipals Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Massachusetts Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Massachusetts Municipals
Fund)

Date: November 18, 2003
      -----------------


/S/ James L. O'Connor
---------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/S/ Thomas J. Fetter
---------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Mississippi Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Mississippi Municipals Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Mississippi Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Mississippi Municipals
Fund)

Date: November 18, 2003
      -----------------


/S/ James L. O'Connor
------------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/S/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance New York Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance New York Municipals Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New York Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance New York Municipals Fund)

Date: November 18, 2003
      -----------------


/S/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/S/ Thomas J. Fetter
------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Ohio Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Ohio Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Ohio Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Ohio Fund)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
---------------------------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Rhode Island Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Rhode Island Municipals Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Rhode Island Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Rhode Island Municipals
Fund)

Date: November 18, 2003
      -----------------


/S/ James L. O'Connor
------------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/S/ Thomas J. Fetter
------------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance West Virginia Fund), that:

 (a)  the Annual Report of the Trust (on behalf of Eaton Vance West Virginia
      Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance West Virginia Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance West Virginia Fund)

Date: November 18, 2003
      -----------------


 /s/ James L. O'Connor
----------------------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


 /s/ Thomas J. Fetter
----------------------------------------
Thomas J. Fetter
President